Supplement dated January 17, 2003
                              to the prospectus of

                      USAllianz Rewards(R) Variable Annuity
                            Dated September 27, 2002

                                    ISSUED BY
                 Allianz Life Insurance Company of North America
                         Allianz Life Variable Account B


The Enhanced Guaranteed Minimum Income Benefit (GMIB), which became available to new Contract Owners on September 27, 2002 (subject to state approval), will also be available to existing Contract Owners (subject to state approval), upon notification from Allianz Life. Once notification is received, existing Contract Owners will have 60 days to elect the optional Enhanced GMIB.

If the new option is elected, the mortality and expense risk charge will be increased as set forth in the fee table and Section 5 - Expenses, of the prospectus. If the new option is elected, the 5% Annual Increase Amount and maximum anniversary value will initially be equal to the Contract Value as of the date your signed election form, endorsing your Contract, is received at our Service Center.

See the prospectus for further information on this new benefit.

The prospectus is revised as follows:

On page 22 in the section entitled "A. 5% Annual Increase Amount" the second paragraph is revised as follows:

     For existing Contract Owners electing the benefit after issue: the 5% Annual Increase Amount is initially equal to your Contract Value as of the date your signed election form, endorsing your Contract, is received at our Service Center.

On page 22 in the section entitled "B. Maximum Anniversary Value" the second paragraph is revised as follows:

     For existing Contract Owners electing the benefit after issue: the maximum anniversary value is initially equal to your Contract Value as of the date your signed election form, endorsing your Contract, is received at our Service Center.

On Page 48 in the section entitled "Example for the Enhanced GMIB", the introduction and second line of Example 1 are revised as follows:

For purposes of this example, the Contract is purchased with an initial Purchase Payment of $100,000 on January 1, 2003. On the 10th Contract anniversary, the Enhanced GMIB value is equal to the greater of:

     Purchase Payment made on January 1, 2003 $100,000


  This supplement should be attached to the prospectus and retained for future reference.



                                                                    PRO-001-0103